
Oregon
PORTLAND
EUGENE
REDMOND
BEND
DRAIN
COOS BAY
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
ROCKLIN
ROSEVILLE
WOODLAND
FOLSOM
NATOMAS
ELK GROVE
GALT

Sandler O'Neill 2008 West Coast Financial Services Conference

Forward Looking Statement Disclosure

This presentation contains forward-looking statements. Actual results may differ materially from those currently expected. Additional information concerning factors that could cause such a difference is contained in the Company's most recent filings with the Securities & Exchange commission. PremierWest assumes no obligation to update forward-looking statements that become inaccurate as a result of subsequent events.

$ 1.5 Billion

Financial Services Company

PremierWest Bank

Stockmans Bank

Premier Finance Company

PremierWest Investment Services, Inc.

Capitalization

Nasdaq SmallCap:

PRWT

Common Shares

22.3 million

Market Capitalization

$252 million

Average Trading Volume

44,273 *

PremierWest BANCORP

Data as of 01/31/2008

**NASDAQ50 day average*

PremierWest History - 1998 to 2008

- Bank of Southern Oregon – 2 Branches (Name Change)
- Four (4) Bank Acquisitions (26 Branches – 2 States)
- 18 DeNovo Branches
- Finance Company Acquisition
- Investment Subsidiary

PremierWest BANCORP

Strategy


PORTLAND
Oregon
EUGENE
REDMOND
BEND
DRAIN
COOS BAY
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
CENTRAL PT
SHADY COVE
MEDFORD
EAGLE PT
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
ROCKLIN
ROSEVILLE
WOODLAND
FOLSOM
NATOMAS
ELK GROVE
GALT

Build a $2.0 billion Financial Services Company

Over $20 Billion Market

PremierWest BANCORP

Growing Markets – Great Opportunities


Oregon
PORTLAND
EUGENE
REDMOND
BEND
DRAIN
COOS BAY
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
CENTRAL PT
SHADY COVE
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
ROCKLIN
ROSEVILLE
FOLSOM
WOODLAND
NATOMAS
ELK GROVE
GALT

Mature Markets= 13%
$4.7 Billion

Newer Markets = 3%
$15.3 Billion

Loan Growth



Does not include $216.2 million acquired with SFG
Millions
$1,200
$1,000
$800
$600
$400
$200
$-
$1.02 billion
$238.5 million
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007

PremierWest BANCORP

Total Deposits



Does not include $317.9 million acquired with SFG
$935.3 million
$1,000
$800
$600
$400
$200
$-
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007

PremierWest BANCORP

Geographic Footprint



WASHINGTON
OREGON
UNITED STATES
NEVADA
CALIFORNIA
Portland
Salem
Eugene
Medford
Klamath Falls
Redding
Chico
Eureka
Crescent City
Sacramento
Santa Rosa
Stockton
Modesto
San Francisco
San Jose
Salinas
Fresno
Visalia
Bakersfield
Santa Maria
Oxnard
Los Angeles
Riverside
Las Vegas
Reno
Carson City
Yuba City
Colusa
Arbuckle
Sutter
Wheatland
Lincoln
Auburn
Colfax
Foresthill
Placer
Rocklin
Roseville
Citrus Heights
North Highlands
Rio Linda
Orangevale
Folsom
Woodland
Yolo
Davis
Winters
Dixon
Carmichael
Arden
Rancho Cordova
West Sacramento
Parkway
Florin
Laguna West
Elk Grove
Wilton
Sloughhouse
Vacaville
Fairfield
Suisun
Galt
Lodi
Woodbridge
Lockeford
Rio Vista
Benicia
Martinez
Concord
Antioch
West Pittsburg
Placerville
El Dorado
Camino
Cameron Park
Shingle Springs
Diamond Springs
Plymouth
Amador
Amador City
Sutter Creek
Jackson
Ione
Valley Springs
San Andreas
Calaveras
Murphys
Angels Camp
Columbia
Copperopolis
Kyburz
Pollock Pines

- SFG Branch Location
- PRWT Branch Location

- *PRWT's geographic footprint will extend further across the Sacramento market with the additional 5 branches*
- *PRWT will have extensive coverage throughout Oregon and Northern California*

Deposit Market Share Analysis

Market Share - Top 25 plus PRWT and Pro Forma Company

Deposit Market Share Summary for the Sacramento - Arden -Arcade - Roseville MSA

Rank	Institution	2007 Number of Branches	2007 Total Deposits in Market ($000)	2007 Total Market Share (%)
1	Wells Fargo & Company (CA)	80	5,631,822	19.62
2	Bank of America Corporation (NC)	60	5,474,159	19.07
3	Wachovia Corporation (NC)	11	2,965,390	10.33
4	Washington Mutual, Inc. (WA)	31	2,595,857	9.04
5	U.S. Bancorp (MN)	41	2,546,229	8.87
6	BNP Paribas Group	12	1,265,840	4.41
7	Umpqua Holdings Corporation (OR)	22	876,930	3.05
8	El Dorado Savings Bank, FSB (CA)	19	760,889	2.65
9	Citigroup Inc. (NY)	13	693,673	2.42
10	UnionBanCal Corporation (CA)	10	640,376	2.23
11	RCB Corporation (CA)	15	635,358	2.21
12	Comerica Incorporated (MI)	1	518,102	1.80
13	First Northern Community Bancorp (CA)	15	399,894	1.39
	PRWT/SFG	***7***	***341,286***	***1.19***
14	American River Bankshares (CA)	6	313,581	1.09
15	Stockmans Financial Group (CA)	5	307,247	1.07
16	Greater Sacramento Bancorp (CA)	4	281,703	0.98
17	Westamerica Bancorporation (CA)	6	277,864	0.97
18	Zions Bancorporation (UT)	3	275,357	0.96
19	First Banks, Inc. (MO)	5	241,742	0.84
20	Five Star Bancorp (CA)	3	238,610	0.83
21	Downey Financial Corp. (CA)	3	200,490	0.70
22	Farmers & Merchants Bancorp (CA)	5	189,083	0.66
23	TriCo Bancshares (CA)	13	124,072	0.43
24	Granite Community Bank, N.A. (CA)	3	122,653	0.43
25	Bank of Commerce Holdings (CA)	2	117,199	0.41
38	PremierWest Bancorp (OR)	2	34,039	0.12
	Total For Institutions In Market	*432*	*28,710,109*	

Source: SNL Financial LC; deposit data as of June 30, 2007



Sacramento - Arden-Arcade - Roseville
SFG Branch Locations
PRWT Branch Locations

The combined company would be the 14th largest bank in the Sacramento – Arden-Arcade – Roseville MSA, materially enhancing PRWT's deposit base in the MSA

PremierWest BANCORP

Net Income *(In Thousands)*



PRWT Only
$18,000.00
$16,000.00
$14,000.00
$12,000.00
$10,000.00
$8,000.00
$6,000.00
$4,000.00
$2,000.00
$0.00
$2,040
$4,304
$6,003
$9,107
$13,188
$14,648
$15,102
2001
2002
2003
2004
2005
2006
2007

PremierWest BANCORP

Reasons to Invest

Consistent Growth Strategy
Proven Execution

- Strategy Initiated in 1998
- 4 Successful Bank Acquisitions
- Consistent Year over Year EPS Growth
- Conservative Loan Administration
- Growing Markets with Great Opportunities



Oregon
PORTLAND
EUGENE
REDMOND
BEND
DRAIN
COOS BAY
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
(2 locations)
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
(6 locations)
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING (2 locations)
California
ANDERSON
RED BLUFF
CORNING
CHICO (2 locations)
ROCKLIN
ROSEVILLE
WOODLAND
FOLSOM
NATOMAS
ELK GROVE
GALT

PremierWest® BANCORP

Additional Information

Deposit Mix


2007 Deposit Mix
Noninterest Bearing Deposits 21.6%
Savings, MMA & NOW 41.9%
Time Deposits 36.6%

Ratio of Net Loans Charged Off to Total Loans



0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.52%
0.14%
0.00%
0.03%
0.03%
2003
2004
2005
2006
2007

PremierWest BANCORP

Percent of Non-Performing Assets to Total Assets


0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.33%
0.30%
0.25%
0.14%
0.73%
2003
2004
2005
2006
2007

PremierWest BANCORP

Loan Portfolio



70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
62.7%
54.0%
45.4%
43.9%
45.2%
29.3%
28.1%
26.1%
21.6%
19.0%
18.2%
16.3%
13.7%
13.2%
11.9%
7.5%
6.2%
6.1%
5.8%
7.4%
4.7%
4.5%
2.9%
3.2%
3.1%
2003
2004
2005
2006
2007
Commercial
Real Estate Construction
Real Estate-Commercial/Residential
Consumer
Other

PremierWest
BANCORP